CARPENTER TECHNOLOGY CORPORATION 3rd Quarter Fiscal Year 2021 Earnings Call April 29, 2021 Exhibit 99.1

Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2020, Form 10-Q for the quarters ended September 30, 2020 and December 31, 2020 and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, transportation, energy, industrial and consumer, or other influences on Carpenter Technology’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) uncertainty regarding the return to service of the Boeing 737 MAX aircraft and the related supply chain disruption; (17) potential impacts of the COVID-19 pandemic on our operations, financial results and financial position; (18) our efforts and efforts by governmental authorities to mitigate the COVID-19 pandemic, such as travel bans, shelter in place orders and business closures, and the related impact on resource allocations and manufacturing and supply chains; (19) our status as a “critical”, “essential” or “life-sustaining” business in light of COVID-19 business closure laws, orders and guidance being challenged by a governmental body or other applicable authority; (20) our ability to execute our business continuity, operational, budget and fiscal plans in light of the COVID-19 pandemic; and (21) our ability to successfully carry out restructuring and business exit activities on the expected terms and timelines. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP financial measures Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. © 2021 CRS Holdings Inc. All rights reserved.

3RD QUARTER FISCAL YEAR 2021 Tony Thene | President and Chief Executive Officer

Safety is Our Highest Value Total Case Incident Rate (TCIR) © 2021 CRS Holdings Inc. All rights reserved.

3rd Quarter Summary Quarterly results in-line with expectations as we remain focused on our key strategic priorities of employee safety, cash flow generation, enhanced liquidity and customer relationships Generated $189 million of free cash flow over the last four quarters Total liquidity of $539 million including $244 million of cash Further strengthened capital structure through recent credit facility amendment and extension Completed several contract extensions primarily in the Medical, Transportation and Aerospace and Defense end-use markets Continue to progress with additional Athens qualifications Hot strip mill on Reading campus undergoing final commissioning Actively Managing Near-Term Volume Headwinds While Strengthening Foundation for Long-Term Sustainable Growth © 2021 CRS Holdings Inc. All rights reserved.

3rd Quarter End-Use Market Highlights

Sales ex-surcharge down 40% year-over-year; flat sequentially

MARKET	Q3-21 NET SALES EX. SURCHARGE ($M)*	%	VS. Q3-20	VS. Q2-21	COMMENTS
AEROSPACE & DEFENSE	$137.3	46%	↓ -53%	↓ -8%	• Customer inventories continue to fall with some beginning limited replenishment • Sentiment remains for improvement through balance of 2021 with more concerted improvement in 2022 • Customer conversations increasingly focused on lead times and forward capacity • Defense activity remains strong with increased demand in some programs
MEDICAL	$31.1	10%	↓ -35%	↑ +7%	• Large OEM and medical distribution companies cautiously optimistic; reordering critical items while managing inventory levels and leveraging supply lead times • Gradual recovery expected to continue as patient sentiment improves through increased vaccinations offset by global COVID-19 outbreaks and new strain concerns
TRANSPORTATION	$29.1	10%	↑ +5%	↑ +13%	• Light-duty vehicle (LDV) outlook in North America & China remains strong despite near-term semiconductor supply challenges; anticipate Europe LDV market to remain mixed due to slower vaccination rollout • Heavy-duty truck sub-market rebounded and is projected to be stable throughout CY22 • Forward growth opportunities driven by turbocharger and valve exhaust solutions
ENERGY	$18.1	6%	↓ -37%	↑ +2%	• North American oil & gas market remains challenging • Ongoing improvement in International markets but activity levels remain subdued • Maintenance cycle in power generation sub-market continues
INDUSTRIAL & CONSUMER	$55.9	19%	↓ -18%	↓ -1%	• Industrial sales up sequentially driven by ongoing solid demand for semiconductor and fluid control applications • Consumer sales benefiting from improved product mix offset by typical seasonality

*Excludes sales through Carpenter's Distribution businesses.

CARPENTER TECHNOLOGY © 2021 CRS Holdings Inc. All rights reserved.

6

3RD QUARTER FISCAL YEAR 2021 FINANCIAL OVERVIEW AND BUSINESS UPDATE Tim Lain | Senior Vice President and Chief Financial Officer

Income Statement Summary As anticipated, modest improvement in operating performance despite ongoing near-term demand headwinds *Detailed schedule included in Non-GAAP Schedules in Appendix. © 2021 CRS Holdings Inc. All rights reserved. $ in Millions, except pounds and per-share amounts Q3-20 Q2-21 Q3-21 SEQUENTIAL CHANGE YEAR-OVER-YEAR CHANGE Pounds ('000) 62,138 39,620 37,770 -1,850 ,-24,368 Net Sales 585.4 348.8 351.9 3.0999999999999659 -,233.5 Net Sales ex. Surcharge Revenue* 495 299.39999999999998 298.10000000000002 -1.2999999999999545 -,196.89999999999998 Gross Profit 109.5 6 12.8 6.8000000000000007 -96.7 Selling, General and Administrative Expenses 50.8 42.2 47.8 5.5999999999999943 -3 Goodwill Impairment 0 52.8 0 -52.8 0 Restructuring and Asset Impairment Charges 0 0 7.6 7.6 7.6 Operating Income (Loss) 58.7 -89 -40 49 -98.7 Operating Income (Loss) ex. Special Items* 58.7 -32.299999999999997 -29.7 2.5999999999999979 -88.4 % of Net Sales ex. Surcharge Revenue* 0.11858585858585859 -0.10788243152972611 -9.9630996309963096 0.8 pts -21.9 pts .8% -0.21821685489582168 Effective Tax Rate 0.2 0.112 0.29199999999999998 18.0 pts 9.2 pts 0.18 9.2% Net Income (Loss) 39.9 -84.9 -40.5 44.400000000000006 -80.400000000000006 Diluted Earnings (Loss) per Share $0.82 $-1.76 $-0.84 $0.92 $-1.66 Adjusted Diluted Earnings (Loss) per Share* $0.82 $-0.61 $-0.54 $6.9999999999999951E-2 $-1.3599999999999999

SAO Segment Summary Q3 business results Sales flat sequentially on 3% lower volumes; continue to manage costs closely to address near-term market conditions Focused efforts to reduce inventory resulted in $15 million reduction in current quarter; $146 million of inventory reduction year-to-date $2.1 million of COVID-19 related costs incurred in Q3-21 ($3.2 million in Q2-21) Q4-21 outlook Demand conditions to begin improving, with sales expected to increase sequentially across most end-use markets Continue to execute on opportunities for further inventory reduction while closely monitoring operating costs Operating loss expected to be $5 to $7 million in Q4-21, excluding non-cash LIFO charge © 2021 CRS Holdings Inc. All rights reserved. SAO Q3 OPERATING RESULTS Q3-20 Q2-21 Q3-21 vs Q3-20 vs Q2-21 Pounds ('000) 59052 38602 37260 -21792 -1342 Net Sales ($M) 488.1 300.39999999999998 299.60000000000002 -,188.5 -0.79999999999995453 Sales ex. Surcharge ($M) 398.8 251.6 246.5 -152.30000000000001 -5.0999999999999943 Operating Income (Loss) ($M) 76.400000000000006 -11.6 -9.9 -86.300000000000011 1.6999999999999993 % of Net Sales 0.15652530219217373 -3.9% -3.3% -19.0 pts 0.6 pts -0.18956936093716706 .6% % of Sales ex. Surcharge 0.19157472417251756 -4.6% -4.2% -23.2 pts 0.6 pts -0.2317369959777914 .6%

PEP Segment Summary Sales increased 20% sequentially due to increasing demand conditions across all business units driven by Titanium materials used in Aerospace and Medical applications Continued to realize benefits of cost and portfolio actions taken over the last several quarters principally related to Additive cost structure Demand patterns continue to recover with sales expected to increase 15% to 20% sequentially Ongoing focus on operating cost discipline and cash flow generation Operating loss expected to be $0 to $1 million in Q4-21, excluding non-cash LIFO charge * Pounds includes only Dynamet and Additive businesses © 2021 CRS Holdings Inc. All rights reserved. Q3 business results Q4-21 outlook Q3 OPERATING RESULTS Q3-20 Q2-21 Q3-21 vs Q3-20 vs Q2-21 Pounds* ('000) 3202 1534 2026 -1176 492 Net Sales ($M) 108.6 54.8 65.7 -42.899999999999991 10.900000000000006 Sales ex. Surcharge ($M) 107.1 54.1 64.900000000000006 -42.199999999999989 10.800000000000004 Operating Income (Loss) ($M) -0.3 -7.2 -3.3 -3 3.9000000000000004 % of Net Sales -0.3% -0.13138686131386862 -5.2% -4.7 pts 8.1 pts -4.7% 8.1% % of Sales ex. Surcharge -0.3% -0.13308687615526801 -5.8% -4.8 pts 8.2 pts -4.8% 8.2%

Free Cash Flow Summary Continued to drive targeted inventory reductions; $89 million of free cash flow generated fiscal year to date The clerical accuracy of certain amounts may be impacted due to rounding. *Detailed schedule included in Non-GAAP Schedules in Appendix. © 2021 CRS Holdings Inc. All rights reserved. $ MILLIONS YTD FY20 Q1-21 Q2-21 Q3-21 YTD FY21 sum of Q less YTD Net Income (Loss) + Non-Cash Items 245 4 -3 4 5 0 Inventory -85 85 71 26 182 0 Working Capital / Other -60 2 18 -20 -1 1 Total Net Working Capital / Other -,145 87 89 6 181 1 Pension Plan Contributions -5 -3 -2 -6 -11 0 Net Cash Provided from Operating Activities 95 88 84 4 175 1 Purchases of Property, Plant, Equipment and Software -,144 -33 -27 -19 -79 0 Proceeds from disposals of property, plant and equipment and assets held for sale 0 0 2 0 2 0 Proceeds from divestiture of business 0 18 2 0 20 0 Dividends Paid -29 -10 -10 -10 -29 -1 Free Cash Flow * -78 63 51 -25 89 0 Cash 93 219 271 244 Available Borrowing Under Credit Facility 224 394 394 295 Total Liquidity 317 613 665 539 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0

Significant liquidity available as a result of strategic actions taken since onset of COVID-19 with additional opportunities to bolster even further Recently amended $300 million secured credit facility extends maturity to March 2024 No near-term debt maturities $553 © 2021 CRS Holdings Inc. All rights reserved. $539 Debt Profile Liquidity Strong Capital Structure Provides Strategic Flexibility Recent credit facility amendment builds upon prior strategic actions to strengthen liquidity and extend maturities ($ in millions)

3RD QUARTER FISCAL YEAR 2021 CLOSING COMMENTS Tony Thene | President and Chief Executive Officer

Positioned for recovery with underlying fundamentals for continued growth

MARKET	NEAR TO MEDIUM-TERM		LONGER-TERM	
AEROSPACE	—	Capacity available to support current pace of recovery	↑	Demand will exceed pre-COVID-19 levels, where capacity was already constrained
DEFENSE	↑	Critical platforms requiring high-value material solutions	—	Uncertain as governments re-assess budgets after high COVID-19 related spending
MEDICAL	↑	Procedures requiring high-value material solutions	↑	Improved patient recoveries continue to drive demand as aging population increases
TRANSPORTATION	↑	High efficiency powertrains favoring higher temperature material solutions	↓↑	Focus away from fossil fuels accelerating shift to electric vehicles
ENERGY	—	Supply and demand imbalance with measured pace of recovery	↓↑	Focus away from oil to other power generation sources to support rising needs of industrialization
INDUSTRIAL	↑	General manufacturing recovery and supply chain localization	↑	Rising industrialization and efficient power plants require more semiconductors and higher quality fluid control
CONSUMER	↑	Wireless, miniaturization, haptics, among other trends requiring high-value material solutions	↑	More devices, more connectivity with better wireless performance
ELECTRIFICATION	↑	Manned and unmanned conveyance valuing more power dense solutions	↑	Focus away from fossil fuels and towards alternate forms of transportation
ADDITIVE	—	Adoption accelerating and winning value propositions being sorted out	↑	Quality, lifecycle management and knowhow vital for part integrity and performance

CARPENTER TECHNOLOGY © 2021 CRS Holdings Inc. All rights reserved.

*Excludes sales through Carpenter's Distribution businesses.

14

Foundation for Sustainable Long-term Growth Continued focus on safety and security of employees while maintaining operations at all facilities during COVID-19 pandemic Enhanced capital structure with increased cash flow, an amended credit facility and further extension of our maturities profile Deepened relationships with customers across markets as we work together to navigate the challenges of the pandemic and plan ahead for future growth Strengthened position as provider of solutions for mission-critical applications across attractive, high growth end-use markets Targeted investments in differentiated capabilities for critical emerging technologies, including electrification and additive manufacturing Executing Strategic Priorities To Position Company For Long-Term Growth in Core Businesses And Emerging Technologies © 2021 CRS Holdings Inc. All rights reserved.

APPENDIX OF NON-GAAP SCHEDULES

Non-GAAP Schedules (Unaudited) Adjusted diluted earnings (loss) per share © 2021 CRS Holdings Inc. All rights reserved. Management believes that earnings (loss) per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. Adjusted diluted earnings (loss) per share $ MILLIONS, EXCEPT PER-SHARE AMOUNTS Q3-20 Q2-21 Q3-21 FY21 Diluted Earnings (Loss) per Share $0.82 $-1.76 $-0.84 $0.02 Net Income (Loss) 39.9 -84.9 -40.5 1.5 Special Items, net of tax: COVID-19 costs 0 3 1.9 Restructuring and asset impairment charges 0 0 5.8 77.8 Goodwill impairment 0 52.7 0 Pension settlement charges 0 0 6.7 Special Items, net of tax: 0 55.7 14.399999999999999 77.8 Net Income (Loss) Excluding Special Items 39.9 -29.200000000000003 -26.1 79.3 Adjusted Diluted Earnings (Loss) per Share $0.82 $-0.61 $-0.54 $2.21 Management believes that earnings (loss) per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. 0 0 0 0 0 0

© 2021 CRS Holdings Inc. All rights reserved. Non-GAAP Schedules (Unaudited) Adjusted operating margin, excluding surcharge revenue and special items Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. $ MILLIONS Q3-20 Q2-21 Q3-21 Net Sales 585.4 348.8 351.9 Less: Surcharge Revenue 90.4 49.4 53.8 Net Sales Excluding Surcharge Revenue 495 299.40000000000003 298.09999999999997 Operating Income (Loss) 58.7 -89 -40 Special Items: COVID-19 costs 0 3.9 2.7 Restructuring and asset impairment charges 0 0 7.6 Goodwill impairment 0 52.8 0 Special Items 0 56.699999999999996 10.3 Operating Income (Loss) Excluding Special Items 58.7 -32.300000000000004 -29.7 Operating Margin 0.10027331738981894 -0.25516055045871561 -0.11366865586814437 Adjusted Operating Margin Excluding Surcharge Revenue and Special Items 0.11858585858585859 -0.10788243152972612 -9.963099630996311 Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. 0 0 0 0 0 0 0 0 0

© 2021 CRS Holdings Inc. All rights reserved. Non-GAAP Schedules (Unaudited) Free cash flow Management believes that the free cash flow measure provides useful information to investors regarding the Company’s financial condition because it is a measure of cash generated, which management evaluates for alternative uses. Free Cash Flow $ MILLIONS YTD FY20 Q1-21 Q2-21 Q3-21 YTD FY21 Q3-20 Net cash provided from operating activities 94.9 88 83.6 3.8 175.4 72.3 Purchases of property, plant, equipment and software -,144 -33.299999999999997 -26.6 -18.600000000000001 -78.5 -49.7 Proceeds from disposals of property and equipment and assets held for sale 0.3 0 1.5 0.1 1.6 0.1 Proceeds from divestiture of business 0 17.600000000000001 2.4 0 20 0 Dividends paid -29.1 -9.6999999999999993 -9.9 -9.8000000000000007 -29.3 -9.6999999999999993 Free Cash Flow -77.900000000000006 62.600000000000009 50.999999999999993 -24.5 89.2 12.999999999999996 Management believes that the free cash flow measure provides useful information to investors regarding the Company's financial condition because it is a measure of cash generated which management evaluates for alternative uses. 0 0 0 0

Your trusted partner in innovation. Carpenter Technology Corporation (NYSE: CRS) is a global leader in high-performance specialty alloy-based materials and process solutions for critical applications in the aerospace, defense, medical, transportation, energy, industrial and consumer electronics markets. For additional information, please contact your nearest sales office: info@cartech.com | 610 208 2000 carpentertechnology.com